Segment Information	9 Months Ended
Sep. 30, 2015
Segment Information [Abstract]
Segment Information

6. Segment Information

We have one operating segment with operations primarily in the United States and Canada. Sales are assigned to geographic locations based on the location of customers. Sales by geographic location are as follows (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Revenue:
United States	$2,721	$2,672	$7,567	$7,365
Canada	962	1,542	3,099	3,516
Other countries	80	161	251	263
Total revenue	$3,763	$4,375	$10,917	$11,144

During the three months ended September 30, 2015 and 2014,  three of our customers represented approximately 23% and 43%, respectively, of revenue. During the nine months ended September 30, 2015 and 2014,  three of our customers represented approximately 17% and 36% respectively, of revenue.